UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 4, 2016

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Forms of Restricted Stock Award Agreements

On October 4, 2016, the Board of Directors (the “Board”) of Paycom Software, Inc. (the “Company”) approved and adopted new forms of award agreements for grants of restricted stock under the Paycom Software, Inc. 2014 Long-Term Incentive Plan (the “LTIP”) to the Company’s chief executive officer, other named executive officers and non-executive, non-sales employees, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Restricted Stock Awards

On October 4, 2016, the Board approved awards of restricted stock under the LTIP to the Company’s executive officers and certain non-executive, non-sales employees. All of the shares underlying awards to executive officers and 50% of the shares underlying awards to non-executive, non-sales employees are subject to market-based vesting conditions (“Market-Based Shares”), and 50% of the shares underlying awards to non-executive, non-sales employees are subject to time-based vesting conditions (“Time-Based Shares”). All Market-Based Shares vest 50% on the first date, if any, that the Company’s total enterprise value (calculated as described below) equals or exceeds $3.9 billion and 50% on the first date, if any, that the Company’s total enterprise value equals or exceeds $4.2 billion, in each case provided that (i) such date occurs on or before the sixth (6th) anniversary of the grant date and (ii) the recipient is employed by, or providing services to, the Company or a subsidiary on the applicable vesting date. The Time-Based Shares vest 20% on a specified initial vesting date and 20% on each of the first four anniversaries of such initial vesting date, provided that the recipient is employed by, or providing services to, the Company or a subsidiary on the applicable vesting date. Total enterprise value is calculated based on the product of the average price of the Company’s common stock measured over 20 consecutive trading days and the number of shares outstanding (subject to certain adjustments), plus the principal amount of the Company’s outstanding funded indebtedness as of the most recent month-end less the aggregate amount of the Company’s cash and cash equivalents as of the most recent month-end. The Company’s executive officers received awards in the amounts set forth in the table below.

Name	Shares subject to vesting at total enterprise value =		TOTAL
	$3.9 billion	$4.2 billion
Chad Richison	70,000	70,000	140,000
Craig E. Boelte	20,000	20,000	40,000
Jeffrey D. York	20,000	20,000	40,000
William X. Kerber III	20,000	20,000	40,000
Stacey Pezold	20,000	20,000	40,000

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of CEO Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved October 4, 2016.
10.2	Form of Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved October 4, 2016.
10.3	Form of Time and Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved October 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: October 6, 2016	By:	/s/ Craig E. Boelte
Name: Craig E. Boelte
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Form of CEO Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved October 4, 2016.
10.2	Form of Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved October 4, 2016.
10.3	Form of Time and Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved October 4, 2016.